Exhibit 99.1

News From

Buena, NJ 08310

Release Date: December 13, 2018

Contact:	Damian Finio
Teligent, Inc.
(856) 336-9117
www.teligent.com

TELIGENT, INC. EXECUTES $120 MILLION FINANCING AGREEMENT

BUENA, NJ – December 13, 2018 (GLOBE NEWSWIRE) — Teligent, Inc. (NASDAQ: TLGT), (“Teligent” or the “Company”) announced today that on December 13, 2018 the Company entered into a definitive first lien revolving credit agreement with ACF Finco I LP, a limited partnership affiliated with Ares Management Corporation, as administrative agent, and the lenders party thereto and a definitive second lien credit agreement with Ares Capital Corporation, as administrative agent, and the lenders party thereto.  The new senior-secured asset-based first lien revolving credit facility and second lien term loans (including delayed-draw term loans) are in the aggregate principal amounts of $25 million and up to $95 million, respectively. The $25 million first lien revolving credit facility will be used to redeem or repurchase in part the Company’s 3.75% senior notes maturing in December 2019 and manage working capital needs.  $80 million of the term loans will be used to redeem or repurchase in part the Company’s 3.75% senior notes maturing in December 2019, to refinance a portion of the Company’s existing $25 million term loan facility and to pay fees, costs and expenses in connection with the foregoing. $15 million of additional term loans will be available to the Company in 2019 subject to satisfaction of certain conditions to fund the installation of a high-speed filling line in the Company’s recently expanded sterile injectable manufacturing site in Buena, NJ.

“With the satisfaction of the final closing condition, filing of our second quarter 10-Q/A and third quarter 10-Q occurring on December 12, 2018, we are pleased to announce that Teligent has entered into definitive agreements. The funding provided by these facilities will enable the Company to continue executing on its strategy on bringing topical, injectable, complex and ophthalmic products to patients.” said Jason Grenfell-Gardner, the Company’s Chief Executive Officer.

About Teligent, Inc.

Teligent is a specialty generic pharmaceutical company. Our mission is to be a leading player in the specialty generic prescription drug market. Learn more on our website www.teligent.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the use the proceeds of the new credit facilities in the manner currently anticipated (including to redeem or repurchase the December 2019 convertible bonds, to fund the installation of a high-speed filling line in the Company’s recently expanded sterile injectable manufacturing site in Buena, NJ, and to provide the working capital necessary to continue launching new products) and other statements identified by the use of works such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," “predict,” "project," “seek,” "should," "would,” “will,” and similar expressions. These forward-looking statements are based on management’s current expectations. The forward-looking statements contained in this press release are neither promises nor guarantees but involve and are subject to known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by the forward-looking statements contained in this press release, including, but not limited to, the following risks, uncertainties and factors: our inability to meet current or future regulatory requirements in connection with existing or future Abbreviated New Drug Applications; our inability to achieve profitability; our failure to obtain FDA approvals as anticipated; our inability to execute and implement our business plan and strategy; the potential lack of market acceptance of our products; our inability to protect our intellectual property rights; changes in global political, economic, business, competitive, market and regulatory factors; and our inability to complete successfully future product acquisitions. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2017, our subsequently filed Quarterly Reports on Form 10-Q, and our other filings made with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements contained in this press release. Forward-looking statements reflect management's analysis as of the date of this press release. The Company does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise, except as required by law.